SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                    INTERAMERICAS COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified in Its Charter)



                    INTERAMERICAS COMMUNICATIONS CORPORATION
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 22, 1998
                    ----------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of InterAmericas Communications Corporation, a Texas corporation (the "Company"), will be held at the InterContinental Hotel, 201 S. Biscayne Blvd., Miami, Florida 33131 on Thursday, October 22, 1998, at 10:00 a.m. local time. The purpose of the Annual Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof:

         1. To elect five members to the Company's Board of Directors, to serve until their respective successors have been duly elected and qualified; and

         2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the Company's corporate name to "FirstCom Corporation".

         The Board of Directors has fixed the close of business on September 1, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                         By order of the Board of Directors,


                                         Patricio E. Northland,
                                          Chairman of the Board, President
                                          and Chief Executive Officer
Coral Gables, Florida
September 14, 1998

                             YOUR VOTE IS IMPORTANT
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         THE FOLLOWING GENERAL RULES FOR EXECUTING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO EXECUTE YOUR PROXY CARD PROPERLY.

         1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


         REGISTRATION                                VALID SIGNATURE
         ------------                                --------------
         A.   1.  ABC Corp.                          John Smith, Treasurer
              2.  ABC Corp.                          John Smith, Treasurer
                  c/o John Smith, Treasurer

         B.   1.  ABC Corp. Profit Sharing Plan      Ann B. Collins, Trustee
              2.  ABC Trust                          Ann B. Collins, Trustee
              3.  Ann B. Collins, Trustee            Ann B. Collins, Trustee
                  u/t/d  12/28/78

         C.       Anthony B.  Craft, Cust.           Anthony B. Craft
                  f/b/o  Anthony B. Craft, Jr.
                  UGMA

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                    INTERAMERICAS COMMUNICATIONS CORPORATION


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InterAmericas Communications Corporation, a Texas corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held on Thursday, October 22, 1998, or at any adjournment(s) thereof pursuant to the attached Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is September 14, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report on Form 10-KSB, as amended, which accompanies this Proxy Statement. The Company's principal executive offices are located at 2600 Douglas Road, Suite 501, Coral Gables, Florida 33134, and its telephone number is (305) 448-4422.

                          INFORMATION CONCERNING PROXY

         The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting. Presence at the Annual Meeting will not, of itself, revoke the proxy.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company will also use the services of Corporate Investor Communications, Inc. to solicit proxies at a cost of up to $10,000. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

         The purpose of the Annual Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof:

         1. To elect five members to the Company's Board of Directors, to serve until their respective successors have been duly elected and qualified; and

         2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the Company's corporate name to "FirstCom Corporation".

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of all the proposals described in the Notice of Annual Meeting and in the discretion of the proxy holder as to any other matter which may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on September 1, 1998 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 19,084,300 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Articles of Incorporation nor Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of each matter that is submitted to shareholders for approval except that the proposal to amend the Company's Articles of Incorporation to change the Company's corporate name to "FirstCom Corporation" requires the affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote. An independent inspector shall count the votes and ballots. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors and to change the Company's corporate name to "FirstCom Corporation". If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

                               SECURITY OWNERSHIP

         The following table sets forth, as of September 14, 1998, information with respect to the beneficial ownership of the Company's Common Stock by (i) each director of the Company (each of whom constitute nominees for election as directors at the Annual Meeting), (ii) (A) the Company's Chief Executive Officer, and (B) the only other executive officer of the Company at the end of fiscal 1997 whose compensation exceeded $100,000 (the persons referred to in (ii) (A) and (B) are hereinafter collectively referred to as the "Named Executive Officers"), (iii) the beneficial owners of more than 5% of the outstanding Common Stock and (iv) all directors and executive officers of the Company, as a group.

                                                                               AMOUNT AND            PERCENTAGE
                                                                               NATURE OF                 OF
                                                                               BENEFICIAL           OUTSTANDING
                           NAME AND ADDRESS                                   OWNERSHIP(1)           SHARES(2)
-----------------------------------------------------------------------   ---------------------  -------------------
Patricio E. Northland(3)(4)..........................................            2,676,000                8.0%
Douglas G. Geib II(3)(5).............................................              940,667                2.8%
George Cargill(6)....................................................            2,040,000                6.1%
David Kleinman(7)....................................................              100,000                *
Andrew Hulsh(8)......................................................               50,000                *
UBS Securities LLC(9)................................................            2,250,000                6.7%
Hernan Streeter (10).................................................            2,750,000                8.2%

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (5 persons)                      5,806,667               17.4%

------------
  *  Less than 1%.
 (1) Includes shares of Common Stock which may be acquired pursuant to options and warrants exercisable within 60 days of September 14, 1998.
 (2) Based on 33,422,698 shares of Common Stock issued and outstanding on September 14, 1998, plus shares of Common Stock which may be acquired pursuant to options and warrants exercisable within 60 days of September 14, 1998.
 (3) The address of this person is 2600 Douglas Road, Suite 501, Coral Gables, Florida 33134.
 (4) Includes 2,076,000 shares of Common Stock which may be acquired upon the exercise of outstanding stock options.
 (5) Includes 690,667 shares of Common Stock which may be acquired upon the exercise of outstanding stock options.
 (6) The address of this person is Eliodoro Yanez 2238, Santiago, Chile. Includes 320,000 shares of Common Stock which may be acquired upon the exercise of outstanding stock options and 20,000 shares of Common Stock which may be acquired upon the exercise of outstanding warants.
 (7) The address of this person is 1101 E. 58th Street, Chicago, Illinois 60637. Represents shares of Common Stock which may be acquired upon the exercise of outstanding stock options.
 (8) The address of this person is 1200 Brickell Avenue, 19th Floor, Miami, Florida 33131. Represents shares of Common Stock which may be acquired upon the exercise of outstanding stock options.
 (9) The address of this company is 299 Park Avenue, New York, New York 10171. Represents shares of Common Stock which may be acquired upon the exercise of outstanding warrants.
(10) The address of this person is El Algarrobo 1414, Los Dominicos, Las Conde, Santiago, Chile. Includes 510,000 shares of Common Stock which may be acquired upon the exercise of outstanding stock options.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

                                                                     POSITION WITH
NAME                                       AGE                        THE COMPANY
----                                       ---                       -------------
Patricio E. Northland...............       43      Chairman of the Board of Directors,  President and
                                                   Chief Executive Officer

Douglas G. Geib II..................       42      Chief Financial Officer

------------

PATRICIO E. NORTHLAND has over seventeen years of experience as an international telecommunications executive and entrepreneur. Mr. Northland has been President, Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1996. Born in Chile, Mr. Northland is a U.S. citizen who brings to the Company many relationships with telecommunications carriers and potential customers throughout Latin America. In 1991, Mr. Northland founded AmericaTel Corporation ("AmericaTel"), a Miami-based international telecommunications carrier focused on traffic originating and terminating in Latin America, and in 1993, Mr. Northland successfully completed a joint venture agreement between AmericaTel and Entel, Chile's major long distance carrier. Under Mr. Northland's leadership, AmericaTel grew to provide satellite-based voice, data and fax telecommunications services to corporate customers in several Latin American nations. Prior to his involvement with AmericaTel, Mr. Northland held key management positions with PanamSat and IntelSat. In 1996, Mr. Northland sold his interest in AmericaTel to Entel. Mr. Northland holds engineering degrees from the University of Chile, a master's degree in communications from George Washington University, and an M.B.A. from The University of Chicago.

DOUGLAS G. GEIB II has been the Chief Financial Officer and a Director of the Company since May 1997. For almost 20 years prior thereto, Mr. Geib worked with Ernst & Young LLP and had been a Partner since 1989. While at Ernst & Young, Mr. Geib provided corporate finance and audit services, as well as coordinated and managed various consulting services to clients involved in telecommunications, healthcare, manufacturing, real estate and consumer products. Mr. Geib holds an undergraduate business degree from The Ohio State University and an M.B.A. from The University of Chicago. Mr. Geib is a Certified Public Accountant.

         Executive officers serve at the pleasure of the Board of Directors, except as otherwise provided below. See "Executive Compensation -- Employment Agreements. "

                     PROPOSAL FOR THE ELECTION OF DIRECTORS

         At the Annual Meeting, the shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election as directors of the five nominees hereinafter named. It is intended that the proxies solicited by the Board of Directors will be voted for the election of Messrs. Northland, Geib, Cargill, Kleinman and Hulsh, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election. However, if any one or more of the nominees herein named should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the five nominees named in this Proxy Statement, although persons in addition to those nominees may be nominated by the shareholders at the Annual Meeting.

         The following information is set forth with respect to each person nominated for election as a director of the Company. Messrs. Northland and Geib, executive officers and directors of the Company, are also nominees for director at the Annual Meeting. Reference is made to the information set forth above under "Executive Officers" for a description of the business experience of such individuals.

         The following table sets forth certain information regarding each director and nominee for director:

                                                            POSITION WITH
NAME                            AGE                          THE COMPANY                        DIRECTOR SINCE
----                            ---                         -------------                       --------------
Patricio E. Northland.....       43       Chairman of the Board of Directors,  President and  November 1996
                                          Chief Executive Officer

Douglas G. Geib II........       42       Director and Chief Financial Officer                May 1997

David C. Kleinman.........       62       Director                                            May 1997

George A. Cargill.........       56       Director                                            July 1994

Andrew Hulsh..............       37       Director                                            December 1997

------------

         DAVID C. KLEINMAN has been a Director of the Company since May 1997. Mr. Kleinman is currently Adjunct Professor of Strategic Management at the Graduate School of Business of The University of Chicago where he has taught since 1971. Mr. Kleinman serves as a member of the Board of Directors of Irex Corporation which trades its stock in the over-the-counter market. Mr. Kleinman is also a member of the Board of Directors of the Acorn Fund, the Acorn International Fund and the Acorn USA Fund which are registered under the Investment Company Act of 1940 and he serves as a member of the Board of Directors of Sonic Foundry, Inc. which is traded on the American Stock Exchange.

         GEORGE A. CARGILL has been a Director of the Company since July 1994. Mr. Cargill has been the President and owner of Telectronic S.A., a major Chilean systems integrator and the Northern Telecom equipment distributor in Chile since 1976. Prior thereto, Mr. Cargill spent seven years with CTC as a network engineer and manager of quality control.

         ANDREW HULSH has been a Director of the Company since December 1997. Mr. Hulsh has been a partner with the law firm of Baker & McKenzie since January 1997. For more than five years prior thereto, Mr. Hulsh was an attorney with the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., most recently as a shareholder.

There are no family relationships among any of the Company's directors and officers.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations promulgated by the SEC to furnish the Company with copies of all
Section 16(a) forms that they file with the SEC.

With reference to transactions during fiscal 1997, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the Company believes that the following persons did not file on a timely basis the following reports required by Section 16(a) of the Exchange Act.

Mr. Kleinman was elected a director in May 1997 and received options to purchase 200,000 shares of Common Stock. Mr. Kleinman did not file the Form 3 to report such matters within 10 days of his election. Mr. Kleinman reported such matters on the Form 5 for fiscal 1997. Mr. Northland was issued 600,000 shares of Common Stock and granted options to purchase 900,000 shares of Common Stock in September 1997, and options to purchase 714,000 shares of Common Stock in October 1997. Mr. Northland did not file the Form 4 to report such transactions. Mr. Northland reported such transactions on the Form 5 for fiscal 1997. Mr. Geib was issued 250,000 shares of Common Stock and granted options to purchase 250,000 shares of Common Stock in September 1997 and options to purchase 286,000 shares of Common Stock in October 1997. Mr. Geib did not file the Form 4 to report such transactions. Mr. Geib reported such transactions on the Form 5 for fiscal 1997. Mr. Cargill was granted options to purchase 50,000 shares of Common Stock in December 1997. Mr. Cargill filed the Form 5 for fiscal 1997 to report such transactions two days after the date such report was due to be filed.

         The Board of Directors held seven meetings during 1997. All of the Company's directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.


COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Audit, Nominating and Compensation Committee. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

         AUDIT COMMITTEE. The Audit Committee's function is to review the scope and results of the audit of the financial statements of the Company and reviews the internal accounting, financial and operating control procedures of the Company. The Audit Committee is composed of Messrs. Kleinman and Cargill, each of whom is independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member. The Audit Committee met once in 1997.

         NOMINATING COMMITTEE. The Nominating Committee's function is to consider nominees for membership on the Board of Directors who are recommended by the Company's shareholders. Any nomination by a shareholder of a person to serve as a director of the Company is required to be made pursuant to notice in writing to the Secretary of the Company delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 90 days' notice or prior public disclosure of the date of such meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 7th day following the day on which such notice of the date of such meeting was mailed or such public disclosure was made. Such shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
(iii) the class and number of any shares of the Company or any subsidiary of the Company which are beneficially owned by such person, (iv) any lawsuits to which such person is a party, (v) the involvement of such person in or with any business which may be competitive with the Company and (vi) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors or in a Schedule 13D pursuant to any then existing rule or regulation promulgated under the Exchange Act; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee as a director. The Nominating Committee is composed of Messrs. Northland and Kleinman and met one time in 1997. The Board of Directors performed the functions that were normally performed by the Nominating Committee in 1997.

         COMPENSATION COMMITTEE. The Compensation Committee's function is to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation Committee is also responsible for the administration and award of stock options and warrants issued pursuant to individual stock option and warrant agreements. The Compensation Committee is composed of Messrs. Kleinman, Cargill and Hulsh, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee met two times in 1997.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed entirely of independent outside members of the Board of Directors. The Compensation Committee's function is to review and approve each of the elements of the executive compensation program of the Company and assess the effectiveness and competitiveness of the program. In addition, the Compensation Committee's function is to administer the stock option and restricted stock purchase program and other key provisions of the executive compensation program and review with the Board of Directors all aspects of compensation for the Company's executives.

COMPENSATION PHILOSOPHY

         The Company's executive compensation program has been designed to (i) align executive compensation with shareholder interests; (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company's executive compensation package consists of the payment of a base salary, the opportunity to be paid a cash bonus and the issuance of stock options. The Company positions base salaries at competitive levels; however, an annual bonus has historically been paid to reward exceptional performance. The Company also believes in providing rewards for the creation of shareholder value through the use of stock options. The Company and the Compensation Committee believe that this philosophy will motivate the Company's executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

         BASE SALARIES

         The Company's salary levels for executive officers are determined in accordance with employment agreements between the Company and such executives. The amounts paid resulted from negotiations between the Company and such executive officers, and are believed to be competitive with amounts paid by other similarly-situated public companies in the telecommunications industry to executives in similar positions. The Compensation Committee believes that the emerging nature of the Company's business, coupled with the attendant risks, required that the Company offer a very competitive compensation package in order to attract executive officers of the caliber required to enable the Company to achieve its business objectives. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

         BONUSES

         Bonuses paid to the Company's executive officers are determined on the same basis as base salaries.

         LONG-TERM INCENTIVES

         The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans consider such factors as awards to officers of companies within the Company's peer group, the executive's tenure, responsibilities and current stock and option holdings.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee is responsible for recommending the bonus to be paid to the Chief Executive Officer and such compensation is determined in the same manner as the compensation of the other officers of the Company.

         SECTION 162(M) COMPLIANCE

         The Company does not presently anticipate that the compensation of any of the Named Executive Officers will exceed the $1,000,000 non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary.

                             STOCK PERFORMANCE GRAPH

                                                  30-Jan-95      31-Dec-95     31-Dec-96      31-Dec-97
      ICCA                                             100          38.89          54.17         43.06
      Latin American Telecom Composite                 100         103.81          83.07         53.12
      S&P 500                                          100         131.47        158.11         207.13
      NASDAQ Composite                                 100         139.94        171.72         208.87
      NASDAQ Telecom Composite                         100         134.11        138.97         197.35

         The foregoing stock performance graph compares the cumulative total shareholder return on the Company's Common Stock since January 30, 1995 with the S&P 500, Latin American Telecom Composite Index, Nasdaq Telecom Composite Index, and Nasdaq Composite Index. In the Company's proxy statement for the 1997 Annual Meeting of Shareholders, the Company included the Nasdaq Composite Index and Nasdaq Telecom Composite Index in its stock performance graph. The Company has selected the S&P 500 Index for use in this proxy statement because the Company believes that such index provides a more meaningful representation of the broad equity market than the Nasdaq Composite Index and the Latin American Telecom Composite Index provides a more meaningful representation of the Company's peer group in Latin America than the Nasdaq Telecom Composite Index. For subsequent years, the Company will use the S&P 500 and Latin American Telecom Composite Index, as comparable indexes in its stock performance graph. The Latin American Telecom Composite Index is a market cap weighted index consisting of Compania de Telecommunicaciones de Chile S.A., Empresas Nacional de Telecommunicaciones S.A., Telefonica del Peru S.A., TELE 2000 S.A. and Empresas Telex Chile S.A.

         The following table shows, for 1995, 1996 and 1997, the compensation earned by the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE
                                                                                         LONG-TERM COMPENSATION
                                                                                --------------------------------------
                                              ANNUAL COMPENSATION                         AWARDS            PAYOUTS
                                      ---------------------------------------   -------------------------   ----------
                                                                   OTHER                                                 ALL OTHER
                                                                   ANNUAL       RESTRICTED     SECURITIES                 COMPEN-
  NAME AND PRINCIPAL                                              COMPEN-         STOCK        UNDERLYING     LTIP        SATION
     POSITION(S)           YEAR       SALARY ($)     BONUS($)     SATION($)(1)   AWARDS($)     OPTIONS(#)   PAYOUTS($)    ($)(1)
  ------------------       ----       ----------     --------     ------------  -----------    ----------   ----------   ----------
Patricio E. Northland      1997        300,000       630,000         --             --         1,614,000(2)    --           --
  Chairman of the          1996         50,000       --              --             --         1,000,000       --           --
  Board President          1995        --            --              --             --              --         --           --
  and CEO(2)

Douglas G. Geib(3)         1997        166,667       170,000         --             --         1,036,000       --           --
  Chief Financial          1996        --            --              --             --              --         --           --
  Officer                  1995        --            --              --             --              --         --           --

------------
(1) Perquisites to each officer did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.
(2) Effective as of November 23, 1996.
(3) Mr. Geib commenced employment with the Company on May 1, 1997. See "Employment and Consultants Agreements."

         The following table sets forth information regarding the grant of stock options during 1997 to the Named Executive Officers. The Company has no outstanding stock appreciation rights. None of the Named Executive Officers exercised stock options during 1997.

                           STOCK OPTION GRANTS IN 1997

                                                                                                        POTENTIAL REALIZED
                                                         INDIVIDUAL GRANTS                               VALUE AT ASSUMED
                                 ------------------------------------------------------------------       ANNUAL RATES OF
                                 NUMBER OF           % OF                                                   STOCK PRICE
                                 SECURITIES      TOTAL OPTIONS                                           APPRECIATION FOR
                                 UNDERLYING       GRANTED TO       EXERCISE PRICE                         OPTION TERM ($)
                                   OPTIONS       EMPLOYEES IN            PER          EXPIRATION     --------------------------
             NAME                 GRANTED(#)       FISCAL YEAR        SHARE($/SH)         DATE          5% ($)        10% ($)
------------------------------   ------------  ------------------  ----------------  --------------  -----------    -----------
Patricio E. Northland. . . .     1,614,000             57%               3.85          Oct. 2007     3,907,000      9,903,000
Douglas G. Geib II . . . . .     1,036,000             36%               2.90          Oct. 2007     1,889,000      4,788,000


         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 1997 and unexercised options held as of the end of 1997.

 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF
                                                                          SECURITIES               VALUE OF
                                                                          UNDERLYING             UNEXERCISED
                                                                         UNEXERCISED             IN-THE-MONEY
                                                                          OPTIONS AT              OPTIONS AT
                                    SHARES                                FY-END (#)              FY-END ($)
                                                                     ---------------------  -----------------------
                                  ACQUIRED ON          VALUE             EXERCISABLE/            EXERCISABLE/
            NAME                  EXERCISE(#)       REALIZED($)         UNEXERCISABLE           UNEXERCISABLE
------------------------------   --------------  ------------------  ---------------------  -----------------------
Patricio E. Northland.......            --               --          1,538,000/1,076,000            --/--
Douglas G. Geib II..........            --               --            345/000/691,000              --/--

DIRECTOR COMPENSATION

         Each non-employee director of the Company, or any of its subsidiaries, is entitled to be paid such compensation for his services and reimbursed for such expenses as fixed by the Board of Directors. Currently, non-employee directors of the Company are entitled to receive annual compensation consisting of a quarterly fee of $5,000, stock options to acquire 50,000 shares of Common Stock for serving on the Board of Directors and stock options to acquire 15,000 shares of Common Stock for serving on each committee at a price calculated on the average closing price of the Common Stock for the five trading days immediately preceding the date of such grant.

EMPLOYMENT AGREEMENTS

         In September 1997, the Company entered into an employment and severance agreement (the "Northland Agreement") with Patricio E. Northland, President, Chief Executive Officer and Chairman of the Board, which replaced his former employment agreement with the Company. The Northland Agreement has a term of three years unless terminated earlier for cause, death or disability, and provides for an initial annual salary of $350,000, subject to an increase of $50,000 in each of the second and third year of the agreement. The Northland Agreement also provides for an annual bonus for Mr. Northland in an amount not to exceed his prevailing annual base salary based upon the Company's incremental revenues. In addition, Mr. Northland was granted non-qualified stock options to purchase 300,000 shares of Common Stock in the following manner: 100,000 shares which vest on the date of employment at an exercise price of $4.00 per share; 100,000 shares which vest one year thereafter at an exercise price of $6.00 per share; and 100,000 shares which vest two years after the date of employment at an exercise price of $8.00 per share. In consideration of Mr. Northland's agreement to terminate his former employment agreement with the Company, which would have provided for a substantial bonus to Mr. Northland in October 1997 in connection with the Company's $150 million offering of notes and warrants to purchase shares of Common Stock, the Company agreed to pay Mr. Northland a performance bonus of $250,000 and vest all of his existing options to acquire 1,000,000 shares of Common Stock granted under his prior employment agreement.

         In April 1997, the Company entered into an employment and severance agreement (the "Geib Agreement") with Douglas G. Geib II, Chief Financial Officer of the Company. The Geib Agreement has a term of three years unless terminated earlier for cause, death or disability, and provides for an annual salary of $250,000. The Geib Agreement also provides for an annual performance bonus for Mr. Geib in an amount not to exceed $250,000. Mr. Geib was also granted non-qualified stock options to purchase 500,000 shares of Common Stock at an exercise price of $2.42 per share. One-third of such options became exercisable on date of employment, and the remainder vest in equal annual installments over the first two years of Mr. Geib's three-year employment period.

                          PROPOSAL TO APPROVE CHANGE OF
                                 CORPORATE NAME


         The Board of Directors has unanimously adopted a resolution to change the name of the Company to "FirstCom Corporation." If approved by the shareholders of the Company, the Company will amend Article I of the Company's Articles of Incorporation to read as follows:

          "THE NAME OF THE CORPORATION SHALL BE FIRSTCOM CORPORATION."

         The name change will become effective upon the filing of an amendment to the Company's Articles of Incorporation with the Department of State of the State of Texas (the "Amendment").

         Since the founding of the Company in 1989, the Company's name has changed two times as its business has evolved. The proposed name change reflects the next phase of growth in the Company's development.

         Prior to November 1996, the Company operated as a development stage company whose activities primarily consisted of the acquisition of licenses, concessions and rights-of-way in certain key Latin American markets. Beginning in November 1996, with the hiring of a new management team, the Company has focused on the development and operation of high capacity fiber optic networks in Lima, Peru and Santiago, Chile. In 1998, the Company changed the name of its Chilean and Peruvian subsidiaries to "FirstCom Long Distance S.A." and "FirstCom Networks S.A.", respectively. The Board of Directors believes that it would be in the best interests of the Company to conduct all of its businesses under a single brand name to develop name recognition for its services, facilitate customer referrals and achieve economies of scale through a unified marketing campaign. The Board of Directors believes that the Company will facilitate these objectives by changing the Company's name to "FirstCom Corporation".

         Stock certificates representing the Common Stock issued prior to the effective date of the change in the corporate name to "FirstCom Corporation" will continue to represent the same number of shares, remain authentic and will not be required to be returned to the Company or its transfer agent for reissuance. New stock certificates issued upon transfers of shares of Common Stock after the name change will bear the name "FirstCom Corporation." Delivery of existing stock certificates will continue to be accepted in a stock sale transaction made by a shareholder after the corporate name is changed.

         The Company's cost of effecting the name change will not be material. The public announcement of the change of the corporate name will consist principally of announcements placed in the business and financial press. The Company will use its best efforts to register the name "FirstCom" in the United States, Chile and Peru. The Company does not plan to conduct a full-scale corporate advertising campaign regarding the name change.

         The full text of the Amendment is attached to this Proxy Statement as EXHIBIT A. The foregoing description of the Amendment is qualified in its entirety by reference to EXHIBIT A.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required for approval of the change of the Company's corporate name to "FirstCom Corporation".

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S CORPORATE NAME TO "FIRSTCOM CORPORATION".

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented at the Company's 1998 Annual Meeting of Shareholders. If any other business should properly come before the Company's 1998 Annual Meeting of Shareholders, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the SEC, proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received in writing by the Company's Secretary at the Company's principal executive offices not later than May 14, 1999 in order to be included in the Company's Proxy Statement and form of Proxy relating to that Annual Meeting.

                                    By Order of the Board of Directors



                                    Patricio E. Northland,
                                    Chairman of the Board, President
                                    and Chief Executive Officer

Coral Gables, Florida
September 14, 1998

                                                                      EXHIBIT A


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    INTERAMERICAS COMMUNICATIONS CORPORATION

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, InterAmericas Communications Corporation, a Texas corporation (the "Corporation"), hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The name of the Corporation is InterAmericas Communications
Corporation.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on ______________, 1998. Article I of the Articles of Incorporation of the Corporation is hereby amended so as to read in its entirety as follows:

                                   "ARTICLE I

         The name of the Corporation is: FirstCom Corporation."

                                  ARTICLE THREE

         The number of shares of the Corporation outstanding at the time of the adoption of the amendment set forth in Article Two above was 19,084,300; and the number of shares entitled to vote thereon was 19,084,300.

                                  ARTICLE FOUR

         The number of shares voted for the amendment set forth in Article Two above was ________________; and the number of shares voted against the amendment set forth in Article Two above was ________________.


DATED:                 , 1998
                                       INTERAMERICAS COMMUNICATIONS CORPORATION



                                       By:
                                           ------------------------------------
                                           Patricio E. Northland
                                           President and Chief Executive Officer

                                PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF

                    INTERAMERICAS COMMUNICATIONS CORPORATION.


         The undersigned hereby appoints Patricio E. Northland and Douglas G. Geib II and, each of them, as proxies each with full power of substitution to vote, as directed below, all shares of Common Stock, par value $.001 per share, of the Company held or owned by the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of InterAmericas Communications Corporation (the "Company") to be held at the InterContinental Hotel, 201 S. Biscayne Blvd., Miami, Florida 33131 on Tuesday, October 20, 1998 at 10:00 a.m., local time, and at any adjournments thereof, hereby revoking any proxies heretofore given.


1.       ELECTION OF DIRECTORS:  FOR all nominees listed below
                  (except as set forth to the contrary below)         [ ]

         WITHHOLD AUTHORITY to vote for all nominees listed below     [ ]

         Patricio E. Northland, Douglas G. Geib II, David Kleinman, George Cargill and Andrew Hulsh

         (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name on the space provide below.)

         ____________________________________________________________

2. AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION to change the Company's corporate name to "FirstCom Corporation".

                                    FOR                               [ ]
                                    AGAINST                           [ ]
                                    ABSTAIN                           [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING AND AT ANY ADJOURNMENTS THEREOF.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND FOR PROPOSAL NO. 2.

PLEASE REFER TO THE FOREPART OF THE PROXY STATEMENT FOR INSTRUCTIONS ON SIGNING THE PROXY CARD.


DATED: _________________, 1998

______________________________
Signature